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                                                                   Exhibit 10.13

                              EMPLOYMENT AGREEMENT


                  THIS AGREEMENT entered into as of the ___ day of _______, ____, by and between Ribapharm Inc. (the "Company") and Richard A. Meier, an individual (the "Executive").

                  WHEREAS, the Company desires to retain the services of the Executive as Chief Financial Officer and Chief Operating Officer of the Company on the terms set forth herein;

                  WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the threat of an unsolicited takeover of the Company may occur which can result in significant distractions of its management personnel because of the uncertainties inherent in such a situation;

                  WHEREAS, the Board of the Company has determined that it is essential and in the best interest of the Company and its stockholders to retain the services of its key management personnel in the event of a threat of a change in control of the Company and to ensure their continued dedication and efforts in such event without undue concern for their personal financial and employment security; and

                  WHEREAS, in order to induce the Executive to remain in the employ of the Company, particularly in the event of a threat of a change in control of the Company, the Company desires by this writing to set forth the continued employment relationship of the Executive with the Company, and the Executive is willing to continue such employment relationship on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

         1. Term. The initial term of employment under this Agreement shall be for the period commencing on the date hereof, and ending ________ __, ____; provided, however, that the term of this Agreement shall be automatically extended for one (1) year on ________ __, ____, and on each _________ __
thereafter unless either the Company or the Executive shall have given written notice to the other at least ninety (90) days prior thereto that the term of this Agreement shall not be so extended; and provided, further, that notwithstanding any such notice by the Company given after a Change in Control not to extend, the term of this Agreement shall not expire prior to the expiration of the third anniversary of a Change in Control (as hereinafter defined). Notwithstanding the foregoing, in no event shall the term of this Agreement extend beyond the first day of the month following the month in which the Executive attains age 65.
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         2.       Employment.

                                    (a) The Executive shall be employed as the
                  Chief Financial Officer and Chief Operating Officer of the Company or such other senior executive capacity as may be mutually agreed to in writing by the parties. The Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity. He shall also promote, by entertainment or otherwise, the business of the Company.

                                    (b) Excluding periods of vacation and sick
                  leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during usual business hours to the business and affairs of the Company to the extent necessary to discharge the responsibilities assigned to the Executive hereunder. The Executive may (i) serve on corporate, civil or charitable boards of committees, (ii) manage personal investments and (iii) deliver lectures and teach at education institutions, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities hereunder.

         3. Base Salary. The Company agrees to pay or cause to be paid to the Executive during the term of this Agreement a base salary at the rate of $___________ per annum or such larger amount as the Board may from time to time determine (hereinafter referred to as the "Base Salary"). Such Base Salary shall be payable in accordance with the Company's customary practices applicable to its executives. Such rate of salary, or increased rate of salary, if any, as the case may be, shall be reviewed at least annually by the respective Board and may be further increased (but not decreased) in such amounts as the respective Board in its discretion may decide.

         4. Employee Benefits. The Executive shall be entitled to participate in all employee benefit plans, practices and programs maintained by the Company and made available to employees generally including, without limitation all pension, retirement, profit sharing, savings, medical, hospitalization, disability, dental, life or travel accident insurance benefit plans. The Executive's participation in such plans, practices and programs shall be on the same basis and terms as are applicable to employees of the Company generally.

         5. Executive Benefits. The Executive shall be entitled to participate in all executive benefit or incentive compensation plans now maintained or hereafter established by the Company for the purpose of providing compensation and/or benefits to executives of the Company including, but not limited to, the Company's 401(k) and Deferred Compensation Plans and any supplemental retirement, salary continuation, stock option, deferred compensation, supplemental medical or life insurance or other bonus or incentive compensation plans. Unless otherwise provided herein, the Executive's participation in such plans shall be on the same basis and terms as other similarly situated executives of the Company, but in no event on a basis less favorable in terms of benefit levels or reward opportunities applicable to the Executive as in effect on the date

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         hereof. No additional compensation provided under any of such plans shall be deemed to modify or otherwise affect the terms of this Agreement or any of the Executive's entitlements hereunder.

         6.       Other Benefits.

                                    (a) Fringe Benefits and Perquisites. The
                  Executive shall be entitled to all fringe benefits and perquisites (e.g. Company cars, club dues, physical examinations, financial planning and tax preparation services) generally made available by the Company to its executives.

                                    (b) Expenses. The Executive shall be
                  entitled to receive prompt reimbursement of all expenses reasonably incurred by him in connection with the performance of his duties hereunder or for promoting, pursuing or otherwise furthering the business or interests of the Company.

                                    (c) Office and Facilities. The Executive
                  shall be provided with an appropriate office in Costa Mesa, California, or such other place as may be mutually agreed upon and with such secretarial and other support facilities as are commensurate with the Executive's status with the Company and adequate for the performance of his duties hereunder.

         7. Vacation and Sick Leave. At such reasonable times as the Board shall in its discretion permit, the Executive shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, provided that:

                                    (a) The Executive shall be entitled to
                  annual vacation in accordance with the policies as periodically established by the Board for similarly situated executives of the Company, which shall in no event be less than four weeks per year.

                                    (b) The Board shall be entitled to grant to
                  the Executive a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board in its discretion may determine.

                                    (c) The Executive shall be entitled to sick
                  leave (without loss of pay) in accordance with the Company's policies as in effect from time to time.

         8. Termination. (a) The Executive's employment hereunder may be terminated under the following circumstances.

                                    (1) Disability. The Company may terminate
                  the Executive's employment after having established the Executive's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Executive's ability to substantially perform his duties under this Agreement which continues for a period of at least one hundred eighty (180) consecutive

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                  days. The Executive shall be entitled to the compensation and benefits provided for under this Agreement for any period during the term of this Agreement and prior to the establishment of the Executive's Disability during which the Executive's ability to substantially perform his duties under this Agreement is impaired due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the Termination Date specified in a Notice of Termination (as each term is hereinafter defined) relating to the Executive's Disability, the Executive shall be entitled to return to his position with the Company as set forth in this Agreement in which event no Disability of the Executive will be deemed to have occurred.

                                    (2) Cause. The Company may terminate the
                  Executive's employment for "Cause". A termination for Cause is a termination evidenced by a resolution adopted in good faith by two-thirds (2/3) of the Board that the Executive (i) willfully and continually failed to substantially perform his duties with the Company (other than a failure resulting from the Executive's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Executive specifying the manner in which the Executive has failed to substantially perform, (ii) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, or (iii) has been indicted or convicted of an act which is defined as a felony under federal or state law or otherwise willfully engaged in other acts of misfeasance in connection with the performance of his duties; provided, however, that no termination of the Executive's employment shall be for Cause as set forth in clause (ii) or
                  (iii) above until (x) there shall have been delivered to the Executive a copy of a written notice setting forth that the Executive was guilty of the conduct set forth in clause (ii) and specifying the particulars thereof in detail, and (y) the Executive shall have been provided an opportunity to be heard by the Board (with the assistance of the Executive's counsel if the Executive so desires). No act, nor failure to act, on the Executive's part, shall be considered "willful" unless he has acted or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by the Executive after Notice of Termination is given by the Executive shall constitute Cause for purposes of this Agreement.

                                    (3) Good Reason. The Executive may terminate
                  his employment for "Good Reason". For purposes of this Agreement, Good Reason shall mean the occurrence after a Change in Control (as hereinafter defined in this Section 8(b)) of any of the Events or conditions described in Subsections (i) through (viii) hereof:

                                    (i) a change in the Executive's status,
                           title, position or responsibilities (including reporting responsibilities) which, in the

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                           Executive's reasonable judgment, does not represent a
                           promotion from his status, title, position or responsibilities as in effect immediately prior to the Change in Control; the assignment to the Executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with such status, title, position or responsibilities immediately prior to the Change in Control; or any removal of the Executive from or failure to reappoint or reelect him to any of such positions, except in connection with the termination of his employment for Disability, Cause, as a result of his death or by the Executive other than for Good Reason;

                                    (ii) a reduction in the Executive's Base
                           Salary or a failure by the Company to increase the Executive's Base Salary within any twelve (12) month period by the average percentage increase during such period of the base salaries of similarly situated executives;

                                    (iii) the Company's requiring the Executive
                           to be based at any place outside a 30-mile radius from Costa Mesa, California, except for reasonably required travel on the Company's business which is not materially greater than such travel requirements prior to the Change in Control;

                                    (iv) the failure by the Company to (A)
                           continue in effect any material compensation or benefit plan in which the Executive was participating at the time of the Change in Control, including, but not limited to, the Company's Deferred Compensation Plan, 401(k) Plan, and any other comparable plans established or maintained by the Company in replacement thereof, or (B) provide the Executive with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater);

                                    (v) the insolvency or the filing (by any
                           party, including the Company) of a petition for bankruptcy of the Company;

                                    (vi) any material breach by the Company of
                           any material provision of this Agreement;

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                                    (vii) any purported termination of the
                           Executive's employment for Cause by the Company which does not comply with the terms of Section 8 of this Agreement; and

                                    (viii) the failure of the Company to obtain
                           an agreement, satisfactory to the Executive, from any successor or assign of the Company to assume and agree to perform this Agreement, as contemplated in
                           Section 11 hereof.

                                    Any event or condition described in this
                  Section 8(a)(3)(i) through (viii) which occurs prior to a Change in Control but which (x) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control, or (y) otherwise arose in connection with a Change in Control, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to a Change in Control. The Executive's right to terminate his employment pursuant to this Section 8(a) shall not be affected by his incapacity due to physical or mental illness. "Good Reason" shall not include acts not taken in bad faith which are cured by the Company in all respects not later than thirty
                  (30) days from the date of receipt by the Company of a Notice of Termination from the Executive.

                  (b) Voluntary Termination. The Executive may voluntarily terminate his employment hereunder at any time. If the Executive voluntarily terminates his employment for any reason or without reason during the 60-day period which commences on the date which is six (6) months following the date of a Change in Control, it shall be referred to as a "Limited Period Termination."

                  (c) For purposes of this Agreement, a "Change in Control" shall mean any of the following:

                           (1) an acquisition (other than directly from the
Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the then outstanding shares of common stock (the "Shares") or the combined voting power of the Company's then outstanding Voting Securities or more than fifty percent (50%) of the then outstanding Shares or the combined voting power of the Voting Securities of any entity (a "Parent") that owns more than fifty percent (50%) of the Company's then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 8(e)(1), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A)

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the Company or a Parent or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company, ICN Pharmaceuticals, Inc. ("ICN") or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                           (2) the consummation of:

                               (i) a merger, consolidation or reorganization
with or into the Company or a Parent (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                                   (A) the stockholders of the Company or a
Parent, as the case may be, immediately before such Merger own directly or indirectly immediately following such Merger, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation"), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not beneficially owned, directly or indirectly by another Person (a "Controlling Corporation"), or (y) if there are one or more Controlling Corporations, the ultimate Controlling Corporation; and

                                   (B) the individuals who, as of _________,
____, are members of the Board of Directors of the Company or a Parent, as the case may be, (the "Incumbent Boards"), immediately prior to the execution of the agreement providing for such Merger, constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Controlling Corporation, or (y) if there are one or more Controlling Corporations, the ultimate Controlling Corporation;

                               (ii) a complete liquidation or dissolution of the
Company or a Parent; or

                               (iii) the sale or other disposition of all or
substantially all of the assets of the Company or a Parent to any Person (other than a transfer to a Related Entity, or in the case of the Company, to ICN under conditions that would constitute a Non-Control Transaction, with the disposition of assets being regarded as a Merger for this purpose, or the distribution to the stockholders of the Company or ICN of the stock of a Related Entity (including, without limitation, the Company) or any other assets); or

                           (3) the individuals who are members of the Incumbent
Board cease for any reason to constitute at least two-thirds (2/3) of the members of the Board of Directors of the Company or a Parent, as the case may be, [or, following a Merger which results in a Controlling Corporation, the board of directors of the ultimate Controlling Corporation]; provided, however, that if the election, or nomination for election by the Company's stockholders in the case of a Company Merger or ICN's stockholders in the case of an ICN Merger, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided

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further, however, that no individual shall be considered a member of the
Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                  (d) Notice of Termination. Any purported termination by the Company or by the Executive shall be communicated by written Notice of Termination to the other. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which indicates the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination of employment shall be effective without such Notice of Termination.

                  (e) Termination Date, Etc. "Termination Date" shall mean in the case of the Executive's death, his date of death, or in all other cases, the date specified in the Notice of Termination subject to the following:

                                    (1) if the Executive's employment is
                  terminated by the Company for Cause or due to Disability, the date specified in the Notice of Termination shall be at least thirty (30) days from the date the Notice of Termination is given to the Executive, provided that in the case of Disability the Executive shall not have returned to the full-time performance of his duties during such period of at least thirty (30) days; and

                                    (2) if the Executive's employment is
                  terminated for Good Reason or is a Limited Period Termination, the date specified in the Notice of Termination shall not be more than sixty (60) days, and shall not be less than thirty
                  (30) days, from the date the Notice of Termination is given to the Company.

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         9. Compensation Upon Termination. Upon termination of the Executive's employment during the term of this Agreement (including any extensions thereof), the Executive shall be entitled to the following benefits:

                  (a) If the Executive's employment is terminated by the Company for Cause or Disability or by the Executive (other than for Good Reason or a Limited Period Termination), or by reason of the Executive's death, the Company shall pay the Executive all amounts earned or accrued hereunder through the Termination Date but not paid as of the Termination Date, including (i) Base Salary, (ii) reimbursement for any and all monies advanced or expenses incurred in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company for the period ending on the Termination Date, (iii) vacation pay, (iv) any bonuses or incentive compensation and (v) any previous compensation which the Executive has previously deferred (including any interest earned or credited thereon) (collectively, "Accrued Compensation"). In addition to the foregoing, if the Executive's employment is terminated by the Company for Disability or by reason of the Executive's death, the Company shall pay to the Executive or his beneficiaries an amount equal to the annual bonus or incentive award that the Executive would have been entitled to receive in respect of the fiscal year in which the Executive's Termination Date occurs had he continued in employment until the end of such fiscal year, calculated as if all performance targets and goals (if applicable) had been fully met by the Company and by the Executive, as applicable, for such year, multiplied by a fraction the numerator of which is the number of days in such fiscal year through the Termination Date and the denominator of which is 365 (a "Pro Rata Bonus"). Executive's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs and practices then in effect.

                  (b) If the Executive's employment by the Company shall be terminated (1) by the Company other than for Cause, death or Disability, (2) by the Executive for Good Reason, or (3) by the Executive as a Limited Period Termination, then the Executive shall be entitled to the benefits provided below:

                      (i) the Company shall pay the Executive all Accrued
                  Compensation and a Pro Rata Bonus;

                           (ii) the Company shall pay the Executive as severance
                  pay and in lieu of any further salary for periods subsequent to the Termination Date, in a single payment an amount in cash equal to three (3) times the sum of (A) the Executive's Base Salary at the highest rate in effect at any time within the ninety (90) day period ending on the date the Notice of Termination is given (or if the Executive's employment is terminated after a Change in Control, the Executive's Base Salary immediately prior to the Change in Control, if greater) and (B) the "Bonus Amount" (as defined below). Notwithstanding the foregoing, the amount to be paid

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                  under this Subsection (ii) shall be multiplied by a fraction
                  (which in no event shall be greater than one (1)), the numerator of which shall be the number of months (for this purpose any partial month shall be considered as a whole month) remaining until the Executive's 65th birthday and the denominator of which shall be thirty-six (36). The term "Bonus Amount" shall mean (x) the greatest amount of any annual cash bonus or annual incentive compensation received by the Executive during the three fiscal years immediately preceding the Termination Date or (y) if no such bonus was received by the Executive during any of such three years, then an amount equal to the Executive's maximum annual bonus which could be awarded for the fiscal year in which the Termination Date occurs had he continued in employment until the end of such fiscal year, assuming all performance targets and goals (if applicable) had been fully met by the Company and by the Executive, as applicable, for such year;

                           (iii) for a number of months equal to the lesser of
                  (A) thirty-six (36) or (B) the number of months remaining until the Executive's 65th birthday, the Company shall at its expense continue on behalf of the Executive and his dependents and beneficiaries the life insurance, disability, medical, dental and hospitalization benefits which were being provided to the Executive at the time Notice of Termination is given (or, if the Executive is terminated following a Change in Control, the benefits provided to the Executive at the time of the Change in Control, if greater). The benefits provided in this Section 9(b)(iii) shall be no less favorable to the Executive, in terms of amounts and deductibles and costs to him, than the coverage provided the Executive under the plans providing such benefits at the time Notice of Termination is given (or, if the Executive is terminated following a Change in Control, at the time of the Change in Control if more favorable to the Executive). The Company's obligation hereunder with respect to the foregoing benefits shall be limited to the extent that the Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide the Executive hereunder as long as the aggregate coverage of the combined benefit plans is no less favorable to the Executive, in terms of amounts and deductibles and costs to him, than the coverage required to be provided hereunder. This Subsection (iii) shall not be interpreted so as to limit any benefits to which the Executive or his dependents may be entitled under any of the Company's employee benefit plans, programs or practices following the Executive's termination of

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                  employment, including without limitation, retiree medical and life insurance benefits;

                           (iv) the Company shall pay in a single payment an
                  amount in cash equal to the excess of (A) the actuarial equivalent of the aggregate retirement benefit the Executive would have been entitled to receive under the Company's supplemental and excess retirement plans had (x) the Executive remained employed by the Company for an additional three (3) complete years of credited service (or until his 65th birthday, if earlier), (y) his annual compensation during such period been equal to his Base Salary (at the rate used for purposes of Subsection (ii)) and the Bonus Amount, and (z) he been fully (100%) vested in his benefit under each such retirement plan, over (B) the actuarial equivalent of the aggregate retirement benefit the Executive is actually entitled to receive under such retirement plans. For purposes of this Subsection (iv), "actuarial equivalent" shall be determined in accordance with the actuarial assumptions used for the calculation of benefits under any retirement plan as applied prior to the Termination Date in accordance with such plan's past practices (but shall in any event take into account the value of any subsidized early retirement benefit); and

                                    (v) all restrictions on any outstanding
                  awards granted by the Company or any other subsidiaries of the Company (including restricted stock awards) granted to the Executive shall lapse and such awards shall become fully (100%) vested immediately, and all stock options and stock appreciation rights granted to the Executive shall become fully (100%) vested and shall become immediately exercisable.

                  (c) The amounts provided for in Sections 9(a) and 9(b)(i),
         (ii) and (iv) shall be paid within five (5) days after the Executive's Termination Date.

                  (d) The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment.

         10. Unauthorized Disclosure. The Executive shall not make any Unauthorized Disclosure. For purposes of this Agreement, "Unauthorized Disclosure" shall mean disclosure by the Executive without the consent of the Board to any person, other than an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Company or as may be legally required, of any confidential information obtained by the Executive while in the employ

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of the Company (including, but not limited to, any confidential information with respect to any of the Company's customers or methods of distribution) the disclosure of which he knows or has reason to believe will be materially injurious to the Company; provided, however, that such term shall not include the use or disclosure by the Executive, without consent, of any information known generally to the public (other than as a result of disclosure by him in violation of this Section 10) or any information not otherwise considered confidential by a reasonable person engaged in the same business as that conducted by the Company.

         11.      Successors and Assigns.

                  (a) This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "the Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

                  (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

         12. Fees and Expenses. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive as they become due as a result of (i) the Executive's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment), (ii) the Executive's hearing before the Board as contemplated in Section 8(a)(2) of this Agreement, or (iii) the Executive's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company under which the Executive is or may be entitled to receive benefits.

         13. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

         14. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or

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
program provided by the Company or any of its subsidiaries and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

         15. Settlement of Claims. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or others.

         16. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

         17. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California without giving effect to the conflict of law principles thereof.

         18. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         19. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

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


                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the day and year first above written.

                                            Ribapharm Inc.



ATTEST:                                     By:
                                               --------------------------------
                                            Title:

---------------------------
Secretary


                                            The Executive

                                            By:
                                               --------------------------------
                                                Richard A. Meier


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